INVENTORIES	12 Months Ended
Dec. 31, 2021
INVENTORIES
INVENTORIES

7.INVENTORIES

	As at	As at
	December 31,	December 31,
	2021	2020
Ore in stockpiles and on leach pads	$140,288	$80,722
Concentrates and dore bars	125,738	111,100
Supplies	612,918	438,652
Total current inventories	$878,944	$630,474
Non-current ore in stockpiles and on leach pads (Note 8B)(i)	274,576	198,044
Total inventories	$1,153,520	$828,518

Note:

(i)	The inventory balance associated with the ore that is not expected to be processed within 12 months is classified as non-current and is recorded in the other assets line item in the consolidated balance sheets.

During the year ended December 31, 2021, a charge of $28.7 million (2020 - $23.5 million) was recorded within production costs to reduce the carrying value of inventories to their net realizable value.